Guidance ï Vision ï Experience	American Beacon Balanced Fund	Ticker Symbol: A Class: ABFAX C Class: ABCCX Institutional: AADBX Y Class: ACBYX Investor: AABPX Advisor: ABLSX

SUMMARY PROSPECTUS	MARCH 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated March 1, 2011, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective
The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 76 of the prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 90 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	Share classes
	A	C	Institutional	Y	Investor	Advisor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load[1] (as a % of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

	Share classes
	A	C	Institutional	Y	Investor	Advisor
Management fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.25%
Other expenses	0.60%	0.63%	0.35%	0.45%	0.70%	0.61%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses[2]	1.09%	1.87%	0.59%	0.69%	0.94%	1.10%

[1]	The CDSC is eliminated 12 months after purchase.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$680	$902	$1,141	$1,827
C	$290	$588	$1,011	$2,190
Institutional	$60	$189	$329	$738
Y	$70	$221	$384	$859
Investor	$96	$300	$520	$1,155
Advisor	$112	$350	$606	$1,340

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C Class	$190	$588	$1,011	$2,190

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies
Ordinarily, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations, including small- and medium-capitalization companies.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among the Manager and three investment sub-advisors.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

►	above-average earnings growth potential,
►	below-average price to earnings ratio,
►	below-average price to book value ratio, and
►	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The

Summary Prospectus ï March 1, 2011	American Beacon Balanced Fund

decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund’s debt securities may include:  obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes and other debt securities. The Fund will only buy debt securities that are deemed by the sub-advisors to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the sub-advisors will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the maturities of the debt securities it can buy.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

Principal Risks
There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The equity portion of the Fund’s portfolio is subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The fixed-income portion of the Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Equity Securities Risk
Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). Investing in such securities may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Interest Rate Risk
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk
The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Foreign Exposure Risk
The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”)

Summary Prospectus ï March 1, 2011	American Beacon Balanced Fund

and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. The Fund may also invest in U.S. dollar-denominated bonds issued by foreign companies or foreign governments. Investing in foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Small and Medium Capitalization Companies Risk
Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Market Events
Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance
The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000 Value Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the Barclays Capital U.S. Aggregate Bond Index, which tracks the performance of fixed-rate debt securities. The Balanced Composite Index is composed of the Russell 1000 Value Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%) to reflect the Fund’s allocation of its assets between equity securities and fixed income securities. The Lipper MTAG Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began offering Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the Advisor Class, A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses than the newer classes, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Calendar year total returns for Institutional Class shares

Highest Quarterly Return:	13.81%
(1/1/01 through 12/31/10)	(2nd Quarter 2003)
Lowest Quarterly Return:	-11.11%
(1/1/01 through 12/31/10)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2010
	Inception Date
	of Class
Institutional Class	7/17/1987	1 Year	5 Years	10 Years
Return Before Taxes		11.85%	3.34%	5.59%
Return After Taxes on Distributions		11.39%	2.16%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares		8.26%	2.42%	4.39%

Summary Prospectus ï March 1, 2011	American Beacon Balanced Fund

Share class	Inception Date
(before taxes)	of Class	1 Year	5 Years	10 Years
A	5/17/2010	11.52%	3.06%	5.31%
C	9/1/2010	11.02%	2.96%	5.26%
Y	3/1/2010	11.71%	3.32%	5.58%
Investor	8/1/1994	11.49%	3.05%	5.31%
Advisor	5/31/2005	11.30%	2.85%	5.16%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000® Value Index	15.51%	1.28%	3.26%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
Balanced Composite Index	12.39%	3.51%	4.65%
Lipper MTAG Funds Index	12.55%	4.04%	4.39%

[1]	After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management
The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the Manager and three investment sub-advisors:

►	Barrow, Hanley, Mewhinney & Strauss, LLC
►	Brandywine Global Investment Management, LLC
►	Hotchkis and Wiley Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception (1987)
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998
Michael W. Fields Vice President of Fixed Income Investments	Since Fund Inception (1987)
Patrick A. Sporl Senior Portfolio Manager	Since 2001
Erin Higginbotham Senior Portfolio Manager	Since 2011

Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (1987)
John S. Williams Portfolio Manager/Managing Director	Since Fund Inception (1987)
David H. Hardin Portfolio Manager/Managing Director	Since Fund Inception (1987)
J. Scott McDonald Portfolio Manager/Managing Director	Since 1994
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1996
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2002

Brandywine Global Investment Management, LLC

Paul R. Lesutis CFA, Managing Director	Since 1996
Earl J. Gaskins Managing Director	Since 1996
Stephen S. Smith Managing Director	Since 1996
Patrick S. Kaser Managing Director	Since 2010

Hotchkis and Wiley Capital Management, LLC

George Davis Principal, Portfolio Manager & Chief Executive Officer	Since 1988
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, C Class, Advisor Class and Investor Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï March 1, 2011	American Beacon Balanced Fund
4